Second Quarter
Financial Supplement
June 30, 2011

METLIFE, INC.
NOTE TO FINANCIALS
This Quarterly Financial Supplement (“QFS”) includes certain operating and statistical measures, such as sales and product spreads, among others, to provide supplemental data regarding the performance of our current business. Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources and, consistent with accounting principles generally accepted in the United States of America (“GAAP”) accounting guidance for segment reporting, is our measure of segment performance. Operating earnings is also a measure by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.
Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.
Operating revenues exclude net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”). The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:
•	Universal life and investment-type product policy fees exclude the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity guaranteed minimum income benefit (“GMIB”) fees (“GMIB fees”);
•	Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Joint venture adjustments”), (iv) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (v) excludes certain amounts related to securitization entities that are variable interest entities (“VIEs”) consolidated under GAAP (“Securitization entities income”); and
•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:
•	Policyholder benefits and claims and policyholder dividends exclude: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets (“Inflation adjustments and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);
•	Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);
•	Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•	Other expenses exclude costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) business combinations.
We believe the presentation of operating earnings and operating earnings available to common shareholders as we measure it for management purposes enhances the understanding of our performance by highlighting the results from operations and the underlying profitability drivers of our business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, book value per common share, excluding accumulated other comprehensive income (loss) (“AOCI”) and book value per diluted common share, excluding AOCI should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, GAAP net income (loss) from continuing operations, net of income tax, GAAP net income (loss) available to MetLife, Inc.’s common shareholders, GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, book value per common share and book value per diluted share, respectively. Reconciliations of these measures to the most directly comparable GAAP measures are included in this QFS, including in the Appendix on page 41, and in MetLife’s earnings press release dated July 28, 2011, for the three months ended June 30, 2011, which is available at www.metlife.com.

METLIFE, INC.
CORPORATE OVERVIEW

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions, except per share data)	2010	2010	2010	2011	2011

Operating earnings available to common shareholders	$914	$958	$1,208	$1,418	$1,329
Preferred stock dividends	31	30	31	30	31

Operating earnings	945	988	1,239	1,448	1,360
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(14)	(342)	(84)	(99)	(155)
Net derivative gains (losses)	1,481	(244)	(1,543)	(315)	352
Other adjustments to continuing operations	(405)	(435)	(73)	(167)	(417)
Provision for income tax (expense) benefit	(471)	351	528	187	61

Income (loss) from continuing operations, net of income tax	1,536	318	67	1,054	1,201
Income (loss) from discontinued operations, net of income tax	11	2	18	(41)	29

Net income (loss)	1,547	320	85	1,013	1,230
Less: Net income (loss) attributable to noncontrolling interest	(10)	4	3	7	(7)

Net income (loss) attributable to MetLife, Inc.	1,557	316	82	1,006	1,237
Less: Preferred stock dividends	31	30	31	30	31
Less: Preferred stock redemption premium (1)	—	—	—	146	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$1,526	$286	$51	$830	$1,206

Operating earnings available to common shareholders — diluted	$1.10	$1.08	$1.19	$1.33	$1.24
Net investment gains (losses)	(0.02)	(0.39)	(0.08)	(0.09)	(0.14)
Net derivative gains (losses)	1.79	(0.28)	(1.52)	(0.29)	0.33
Other adjustments to continuing operations	(0.48)	(0.49)	(0.08)	(0.15)	(0.40)
Provision for income tax (expense) benefit	(0.57)	0.40	0.52	0.17	0.06
Discontinued operations, net of income tax	0.01	—	0.02	(0.04)	0.03
Less: Net income (loss) attributable to noncontrolling interest	(0.01)	—	—	0.01	(0.01)
Less: Preferred stock redemption premium	—	—	—	0.14	—

Net income (loss) available to MetLife, Inc.’s common shareholders per common share — diluted	$1.84	$0.32	$0.05	$0.78	$1.13

Weighted average common shares outstanding — diluted (1)	830.5	883.1	1,014.9	1,069.5	1,071.0

	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited	2010	2010	2010	2011	2011

Book value per common share — (actual common shares outstanding) (2)	$45.51	$48.93	$44.18	$45.24	$48.48
Book value per common share, excluding accumulated other comprehensive income (loss) — (actual common shares outstanding) (2)	$44.50	$44.48	$43.23	$44.18	$45.31

Book value per common share — diluted — (weighted average common shares outstanding) (2)	$44.95	$50.25	$45.90	$44.67	$47.87
Book value per common share, excluding accumulated other comprehensive income (loss) — diluted — (weighted average common shares outstanding) (2)	$43.96	$45.68	$44.91	$43.63	$44.73

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011

Common shares outstanding, beginning of period	819.4	820.4	906.9	1,054.4	1,056.1
Newly issued shares (1)	1.0	86.5	147.5	1.7	1.3

Common shares outstanding, end of period	820.4	906.9	1,054.4	1,056.1	1,057.4

Weighted average common shares outstanding — basic (1)	822.9	875.8	1,007.3	1,058.5	1,059.8
Dilutive effect of stock purchase contracts underlying common equity units	—	—	—	2.6	4.0
Dilutive effect of stock-based awards	7.6	7.3	7.6	8.4	7.2

Weighted average common shares outstanding — diluted (1)	830.5	883.1	1,014.9	1,069.5	1,071.0

Policyholder Trust Shares	227.4	225.9	222.3	219.0	216.5

(1)	In connection with the financing of the acquisition of American Life Insurance Company and Delaware American Life Insurance Company (collectively, “ALICO”) in November 2010, MetLife, Inc. issued to AM Holdings LLC (formerly known as ALICO Holdings LLC)(“AM Holdings”) 6,857,000 shares of convertible preferred stock. For purposes of the December 31, 2010 common share and weighted average common share calculations, the convertible preferred stock was treated as 68,570,000 shares of common stock. On March 8, 2011, MetLife, Inc. issued 68,570,000 shares of common stock for net proceeds of $3.0 billion, which were used to repurchase and cancel the 6,857,000 shares of convertible preferred stock held by AM Holdings, resulting in a preferred stock redemption premium of $146 million. As the convertible preferred stock shares were treated as common shares in the December 31, 2010 share calculations, there is no impact to the March 31, 2011 share calculations for the 68,570,000 shares of common stock issued on March 8, 2011.

(2)	Book value per common share, book value per common share, excluding AOCI, book value per common share — diluted and book value per common share, excluding AOCI — diluted exclude $2,043 million of equity related to preferred stock.

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$244,197	$258,232	$324,797	$333,664	$341,744
Equity securities available-for-sale, at estimated fair value	2,738	2,861	3,602	3,584	3,238
Trading and other securities, at estimated fair value (1)	3,158	3,987	18,589	19,365	19,700
Mortgage loans:
Held-for-investment, principally at amortized cost (1)	55,527	57,023	58,976	59,397	60,819
Held-for-sale, principally at estimated fair value	2,650	2,840	3,321	2,435	2,805

Mortgage loans, net	58,177	59,863	62,297	61,832	63,624
Policy loans	10,047	10,089	11,761	11,872	11,858
Real estate and real estate joint ventures	6,841	6,990	8,030	8,042	8,234
Other limited partnership interests	5,856	5,948	6,416	6,409	6,453
Short-term investments, principally at estimated fair value	9,704	11,587	9,384	8,822	12,419
Other invested assets, principally at estimated fair value	15,571	16,558	15,430	13,693	14,900

Total investments	356,289	376,115	460,306	467,283	482,170
Cash and cash equivalents, principally at estimated fair value (1)	10,664	14,479	12,957	10,692	9,628
Accrued investment income	3,202	3,422	4,328	4,478	4,341
Premiums, reinsurance and other receivables	18,160	18,639	19,799	20,315	21,070
Deferred policy acquisition costs and value of business acquired	17,539	17,272	27,092	27,979	28,241
Current income tax recoverable	255	193	—	—	—
Goodwill	5,037	4,966	11,781	11,946	12,036
Other assets	6,694	6,894	8,174	9,321	8,246
Assets of subsidiaries held-for-sale	2,875	3,091	3,331	3,413	3,369
Separate account assets	153,192	172,184	183,138	195,914	202,382

Total assets	$573,907	$617,255	$730,906	$751,341	$771,483

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$138,076	$141,331	$170,912	$172,987	$176,353
Policyholder account balances	142,623	145,133	210,757	214,641	217,597
Other policy-related balances	8,611	8,861	15,750	15,641	15,456
Policyholder dividends payable	775	834	830	820	853
Policyholder dividend obligation	1,080	2,014	876	793	1,281
Payables for collateral under securities loaned and other transactions	29,772	31,891	27,272	28,625	30,079
Bank deposits	9,790	9,362	10,316	9,313	10,022
Short-term debt	879	2,057	306	572	102
Long-term debt (1)	20,647	24,512	27,586	27,604	28,269
Collateral financing arrangements	5,297	5,297	5,297	5,297	5,297
Junior subordinated debt securities	3,191	3,191	3,191	3,191	3,192
Current income tax payable	—	—	297	113	133
Deferred income tax liability	2,017	3,521	1,856	2,238	3,764
Other liabilities	15,593	17,435	20,366	20,037	19,707
Liabilities of subsidiaries held-for-sale	2,640	2,863	3,043	3,206	3,163
Separate account liabilities	153,192	172,184	183,138	195,914	202,382

Total liabilities	534,183	570,486	681,793	700,992	717,650

Redeemable noncontrolling interests in partially owned consolidated subsidiaries	—	—	117	128	124

Equity
Preferred stock, at par value	1	1	1	1	1
Convertible preferred stock, at par value	—	—	—	—	—
Common stock, at par value	8	9	10	11	11
Additional paid-in capital	16,896	20,451	26,423	26,668	26,714
Retained earnings	21,820	22,096	21,363	22,193	23,399
Treasury stock, at cost	(172)	(172)	(172)	(172)	(172)
Accumulated other comprehensive income (loss)	822	4,030	1,000	1,115	3,356

Total MetLife, Inc.’s stockholders’ equity	39,375	46,415	48,625	49,816	53,309
Noncontrolling interests	349	354	371	405	400

Total equity	39,724	46,769	48,996	50,221	53,709

Total liabilities and equity	$573,907	$617,255	$730,906	$751,341	$771,483

(1)	At June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011, $7,391 million, $7,371 million, $7,080 million, $6,991 million and $6,865 million, respectively, of assets and $7,129 million, $7,075 million, $6,820 million, $6,684 million and $6,547 million, respectively, of liabilities are included related to certain securitization entities that are VIEs and are required to be consolidated under GAAP. See pages 36 and 37, note 3 for the amounts by asset category.

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011

OPERATING REVENUES
Premiums	$6,584	$6,484	$7,215	$8,554	$9,294
Universal life and investment-type product policy fees	1,423	1,398	1,638	1,834	1,910
Net investment income	4,120	4,314	4,524	4,869	5,093
Other revenues	544	624	647	567	588

Total operating revenues	12,671	12,820	14,024	15,824	16,885

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	7,377	7,291	7,623	8,446	9,285
Interest credited to policyholder account balances	1,047	1,259	1,246	1,481	1,511
Interest credited to bank deposits	36	33	29	23	23
Capitalization of DAC	(756)	(766)	(1,044)	(1,569)	(1,698)
Amortization of DAC and VOBA	702	591	890	1,123	1,253
Amortization of negative VOBA	—	—	(57)	(164)	(164)
Interest expense on debt	266	294	315	323	328
Other expenses	2,698	2,710	3,341	4,098	4,407

Total operating expenses	11,370	11,412	12,343	13,761	14,945

Operating earnings before provision for income tax	1,301	1,408	1,681	2,063	1,940
Provision for income tax expense (benefit)	356	420	442	615	580

Operating earnings	945	988	1,239	1,448	1,360
Preferred stock dividends	31	30	31	30	31

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$914	$958	$1,208	$1,418	$1,329

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP (1)

Operating earnings	$945	$988	$1,239	$1,448	$1,360
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(14)	(342)	(84)	(99)	(155)
Net derivative gains (losses)	1,481	(244)	(1,543)	(315)	352
Universal life and investment-type product policy fees	59	54	51	55	59
Net investment income	(59)	52	243	447	5
Other revenues	—	—	—	(1)	4
Policyholder benefits and claims and policyholder dividends	59	(409)	(188)	(157)	(208)
Interest credited to policyholder account balances	(1)	(5)	(219)	(443)	69
Amortization of DAC and VOBA	(312)	18	231	67	(128)
Amortization of negative VOBA	—	—	7	19	19
Interest expense on debt	(103)	(103)	(99)	(92)	(92)
Other expenses	(48)	(42)	(99)	(62)	(145)
Provision for income tax (expense) benefit	(471)	351	528	187	61

Income (loss) from continuing operations, net of income tax	1,536	318	67	1,054	1,201
Income (loss) from discontinued operations, net of income tax	11	2	18	(41)	29

Net income (loss)	1,547	320	85	1,013	1,230
Less: Net income (loss) attributable to noncontrolling interest	(10)	4	3	7	(7)

Net income (loss) attributable to MetLife, Inc.	1,557	316	82	1,006	1,237
Less: Preferred stock dividends	31	30	31	30	31
Less: Preferred stock redemption premium	—	—	—	146	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$1,526	$286	$51	$830	$1,206

Premiums, Fees and Other Revenues (Operating)	$8,551	$8,506	$9,500	$10,955	$11,792

(1)	See Appendix, page 41, for detail line item adjustments.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended June 30, 2011
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$9,294	$6,037	$3,255	$2
Universal life and investment-type product policy fees	1,910	1,245	665	—
Net investment income	5,093	3,740	1,056	297
Other revenues	588	347	39	202

Total operating revenues	16,885	11,369	5,015	501

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,285	7,047	2,237	1
Interest credited to policyholder account balances	1,511	971	540	—
Interest credited to bank deposits	23	—	—	23
Capitalization of DAC	(1,698)	(737)	(961)	—
Amortization of DAC and VOBA	1,253	570	683	—
Amortization of negative VOBA	(164)	—	(164)	—
Interest expense on debt	328	3	—	325
Other expenses	4,407	2,138	1,932	337

Total operating expenses	14,945	9,992	4,267	686

Operating earnings before provision for income tax	1,940	1,377	748	(185)
Provision for income tax expense (benefit)	580	469	241	(130)

Operating earnings	1,360	908	507	(55)
Preferred stock dividends	31	—	—	31

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,329	$908	$507	$(86)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$1,360	$908	$507	$(55)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(155)	27	(80)	(102)
Net derivative gains (losses)	352	477	(126)	1
Universal life and investment-type product policy fees	59	59	—	—
Net investment income	5	(52)	(41)	98
Other revenues	4	—	4	—
Policyholder benefits and claims and policyholder dividends	(208)	(24)	(184)	—
Interest credited to policyholder account balances	69	(8)	77	—
Amortization of DAC and VOBA	(128)	(128)	—	—
Amortization of negative VOBA	19	—	19	—
Interest expense on debt	(92)	—	—	(92)
Other expenses	(145)	1	(47)	(99)
Provision for income tax (expense) benefit	61	(124)	118	67

Income (loss) from continuing operations, net of income tax	1,201	1,136	247	(182)
Income (loss) from discontinued operations, net of income tax	29	27	1	1

Net income (loss)	1,230	1,163	248	(181)
Less: Net income (loss) attributable to noncontrolling interest	(7)	—	(2)	(5)

Net income (loss) attributable to MetLife, Inc.	1,237	1,163	250	(176)
Less: Preferred stock dividends	31	—	—	31
Less: Preferred stock redemption premium	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$1,206	$1,163	$250	$(207)

Premiums, Fees and Other Revenues (Operating)	$11,792	$7,629	$3,959	$204

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended June 30, 2010
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$6,584	$5,764	$817	$3
Universal life and investment-type product policy fees	1,423	1,111	312	—
Net investment income	4,120	3,623	274	223
Other revenues	544	309	4	231

Total operating revenues	12,671	10,807	1,407	457

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	7,377	6,628	751	(2)
Interest credited to policyholder account balances	1,047	1,006	41	—
Interest credited to bank deposits	36	—	—	36
Capitalization of DAC	(756)	(599)	(157)	—
Amortization of DAC and VOBA	702	593	109	—
Amortization of negative VOBA	—	—	—	—
Interest expense on debt	266	2	2	262
Other expenses	2,698	1,948	477	273

Total operating expenses	11,370	9,578	1,223	569

Operating earnings before provision for income tax	1,301	1,229	184	(112)
Provision for income tax expense (benefit)	356	416	42	(102)

Operating earnings	945	813	142	(10)
Preferred stock dividends	31	—	—	31

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$914	$813	$142	$(41)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$945	$813	$142	$(10)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(14)	83	5	(102)
Net derivative gains (losses)	1,481	1,149	260	72
Universal life and investment-type product policy fees	59	59	—	—
Net investment income	(59)	(59)	(111)	111
Other revenues	—	—	—	—
Policyholder benefits and claims and policyholder dividends	59	173	(114)	—
Interest credited to policyholder account balances	(1)	(1)	—	—
Amortization of DAC and VOBA	(312)	(312)	—	—
Amortization of negative VOBA	—	—	—	—
Interest expense on debt	(103)	—	—	(103)
Other expenses	(48)	1	(8)	(41)
Provision for income tax (expense) benefit	(471)	(389)	(106)	24

Income (loss) from continuing operations, net of income tax	1,536	1,517	68	(49)
Income (loss) from discontinued operations, net of income tax	11	7	4	—

Net income (loss)	1,547	1,524	72	(49)
Less: Net income (loss) attributable to noncontrolling interest	(10)	1	(8)	(3)

Net income (loss) attributable to MetLife, Inc.	1,557	1,523	80	(46)
Less: Preferred stock dividends	31	—	—	31
Less: Preferred stock redemption premium	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$1,526	$1,523	$80	$(77)

Premiums, Fees and Other Revenues (Operating)	$8,551	$7,184	$1,133	$234

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Year-to-Date Period Ended June 30, 2011
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$17,848	$11,461	$6,383	$4
Universal life and investment-type product policy fees	3,744	2,449	1,295	—
Net investment income	9,962	7,419	1,916	627
Other revenues	1,155	690	81	384

Total operating revenues	32,709	22,019	9,675	1,015

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	17,731	13,440	4,288	3
Interest credited to policyholder account balances	2,992	1,940	1,052	—
Interest credited to bank deposits	46	—	—	46
Capitalization of DAC	(3,267)	(1,387)	(1,880)	—
Amortization of DAC and VOBA	2,376	1,113	1,263	—
Amortization of negative VOBA	(328)	—	(328)	—
Interest expense on debt	651	5	2	644
Other expenses	8,505	4,153	3,704	648

Total operating expenses	28,706	19,264	8,101	1,341

Operating earnings before provision for income tax	4,003	2,755	1,574	(326)
Provision for income tax expense (benefit)	1,195	939	500	(244)

Operating earnings	2,808	1,816	1,074	(82)
Preferred stock dividends	61	—	—	61

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$2,747	$1,816	$1,074	$(143)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$2,808	$1,816	$1,074	$(82)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(254)	85	(239)	(100)
Net derivative gains (losses)	37	174	(58)	(79)
Universal life and investment-type product policy fees	114	114	—	—
Net investment income	452	(95)	351	196
Other revenues	3	—	3	—
Policyholder benefits and claims and policyholder dividends	(365)	(163)	(202)	—
Interest credited to policyholder account balances	(374)	(16)	(358)	—
Amortization of DAC and VOBA	(61)	(61)	—	—
Amortization of negative VOBA	38	—	38	—
Interest expense on debt	(184)	—	—	(184)
Other expenses	(207)	1	(46)	(162)
Provision for income tax (expense) benefit	248	(14)	151	111

Income (loss) from continuing operations, net of income tax	2,255	1,841	714	(300)
Income (loss) from discontinued operations, net of income tax	(12)	47	(60)	1

Net income (loss)	2,243	1,888	654	(299)
Less: Net income (loss) attributable to noncontrolling interest	—	—	5	(5)

Net income (loss) attributable to MetLife, Inc.	2,243	1,888	649	(294)
Less: Preferred stock dividends	61	—	—	61
Less: Preferred stock redemption premium	146	—	—	146

Net income (loss) available to MetLife, Inc.’s common shareholders	$2,036	$1,888	$649	$(501)

Premiums, Fees and Other Revenues (Operating)	$22,747	$14,600	$7,759	$388

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Year-to-Date Period Ended June 30, 2010
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$13,372	$11,725	$1,644	$3
Universal life and investment-type product policy fees	2,781	2,180	601	—
Net investment income	8,391	7,223	702	466
Other revenues	1,057	608	5	444

Total operating revenues	25,601	21,736	2,952	913

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	15,058	13,549	1,516	(7)
Interest credited to policyholder account balances	2,192	2,001	191	—
Interest credited to bank deposits	75	—	—	75
Capitalization of DAC	(1,489)	(1,151)	(338)	—
Amortization of DAC and VOBA	1,321	1,112	209	—
Amortization of negative VOBA	—	—	—	—
Interest expense on debt	530	4	3	523
Other expenses	5,327	3,797	983	547

Total operating expenses	23,014	19,312	2,564	1,138

Operating earnings before provision for income tax	2,587	2,424	388	(225)
Provision for income tax expense (benefit)	748	820	99	(171)

Operating earnings	1,839	1,604	289	(54)
Preferred stock dividends	61	—	—	61

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,778	$1,604	$289	$(115)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$1,839	$1,604	$289	$(54)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	18	157	(29)	(110)
Net derivative gains (losses)	1,522	1,203	266	53
Universal life and investment-type product policy fees	106	106	—	—
Net investment income	(10)	(111)	(124)	225
Other revenues	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(101)	32	(133)	—
Interest credited to policyholder account balances	2	2	—	—
Amortization of DAC and VOBA	(290)	(290)	—	—
Amortization of negative VOBA	—	—	—	—
Interest expense on debt	(209)	—	—	(209)
Other expenses	(78)	2	(11)	(69)
Provision for income tax (expense) benefit	(435)	(394)	(82)	41

Income (loss) from continuing operations, net of income tax	2,364	2,311	176	(123)
Income (loss) from discontinued operations, net of income tax	17	10	7	—

Net income (loss)	2,381	2,321	183	(123)
Less: Net income (loss) attributable to noncontrolling interest	(11)	1	(10)	(2)

Net income (loss) attributable to MetLife, Inc.	2,392	2,320	193	(121)
Less: Preferred stock dividends	61	—	—	61
Less: Preferred stock redemption premium	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$2,331	$2,320	$193	$(182)

Premiums, Fees and Other Revenues (Operating)	$17,210	$14,513	$2,250	$447

METLIFE, INC.
SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011

U.S. BUSINESS

INSURANCE PRODUCTS	$369	$345	$309	$350	$449

RETIREMENT PRODUCTS	136	238	228	212	201

CORPORATE BENEFIT FUNDING	235	182	283	289	314

AUTO & HOME	73	81	74	57	(56)

U.S. BUSINESS TOTAL	$813	$846	$894	$908	$908

INTERNATIONAL

JAPAN	—	—	94	290	245

OTHER INTERNATIONAL REGIONS	142	189	208	277	262

INTERNATIONAL TOTAL	$142	$189	$302	$567	$507

BANKING, CORPORATE & OTHER	(41)	(77)	12	(57)	(86)

METLIFE, INC. CONSOLIDATED	$914	$958	$1,208	$1,418	$1,329

(1)	A reconciliation of operating earnings available to common shareholders to net income (loss) available to MetLife, Inc.’s common shareholders for each segment appears in the QFS as follows: (i) Insurance Products, page 11, (ii) Retirement Products, page 18, (iii) Corporate Benefit Funding, page 22, (iv) Auto & Home, page 26, (v) Japan, page 30, (vi) All Other International Regions, page 31, and (vi) Banking, Corporate & Other, page 32. A consolidated reconciliation of operating earnings available to common shareholders to net income (loss) for MetLife, Inc. appears on page 5.

U.S. BUSINESS
INSURANCE PRODUCTS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011	2010	2011

OPERATING REVENUES
Premiums	$4,317	$4,234	$4,326	$4,192	$4,268	$8,640	$8,460
Universal life and investment-type product policy fees	546	539	613	564	565	1,095	1,129
Net investment income	1,495	1,515	1,554	1,529	1,572	2,999	3,101
Other revenues	188	185	199	200	204	377	404

Total operating revenues	6,546	6,473	6,692	6,485	6,609	13,111	13,094

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	4,721	4,685	4,822	4,665	4,634	9,568	9,299
Interest credited to policyholder account balances	237	243	249	241	246	471	487
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(217)	(204)	(214)	(216)	(214)	(423)	(430)
Amortization of DAC and VOBA	206	221	300	231	214	445	445
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	1	—	—	—	—
Other expenses	1,031	998	1,059	1,025	1,038	2,023	2,063

Total operating expenses	5,978	5,943	6,217	5,946	5,918	12,084	11,864

Operating earnings before provision for income tax	568	530	475	539	691	1,027	1,230
Provision for income tax expense (benefit)	199	185	166	189	242	360	431

Operating earnings	369	345	309	350	449	667	799
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$369	$345	$309	$350	$449	$667	$799

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$369	$345	$309	$350	$449	$667	$799
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(4)	69	25	37	3	9	40
Net derivative gains (losses)	605	86	(496)	(169)	261	625	92
Universal life and investment-type product policy fees	7	—	(5)	(3)	1	6	(2)
Net investment income	(37)	(36)	(41)	(49)	(55)	(73)	(104)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	1	(5)	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	(40)	(28)	(12)	—	(4)	(50)	(4)
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	1	—	—	—	—
Provision for income tax (expense) benefit	(187)	(30)	183	65	(73)	(182)	(8)

Income (loss) from continuing operations, net of income tax	714	401	(36)	231	582	1,002	813
Income (loss) from discontinued operations, net of income tax	1	—	2	20	7	2	27

Net income (loss)	715	401	(34)	251	589	1,004	840
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	715	401	(34)	251	589	1,004	840
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$715	$401	$(34)	$251	$589	$1,004	$840

Premiums, Fees and Other Revenues (Operating)	$5,051	$4,958	$5,138	$4,956	$5,037	$10,112	$9,993

U.S. BUSINESS
INSURANCE PRODUCTS — GROUP LIFE
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions, except ratios)	2010	2010	2010	2011	2011	2010	2011

OPERATING REVENUES
Premiums	$1,841	$1,775	$1,735	$1,765	$1,818	$3,712	$3,583
Universal life and investment-type product policy fees	149	159	156	159	155	301	314
Net investment income	204	209	206	200	205	411	405
Other revenues	1	2	—	2	1	4	3

Total operating revenues	2,195	2,145	2,097	2,126	2,179	4,428	4,305

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,793	1,781	1,746	1,768	1,726	3,658	3,494
Interest credited to policyholder account balances	43	44	42	40	42	87	82
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(4)	(3)	(4)	(5)	(4)	(8)	(9)
Amortization of DAC and VOBA	4	4	2	3	5	9	8
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	145	143	160	140	141	286	281

Total operating expenses	1,981	1,969	1,946	1,946	1,910	4,032	3,856

Operating earnings before provision for income tax	214	176	151	180	269	396	449
Provision for income tax expense (benefit)	75	61	53	63	94	139	157

Operating earnings	139	115	98	117	175	257	292
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$139	$115	$98	$117	$175	$257	$292

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$139	$115	$98	$117	$175	$257	$292
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(6)	15	(2)	3	(6)	(4)	(3)
Net derivative gains (losses)	58	(1)	(9)	(22)	36	81	14
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	(18)	(17)	(18)	(18)	(21)	(36)	(39)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(12)	1	10	13	(3)	(14)	10

Income (loss) from continuing operations, net of income tax	161	113	79	93	181	284	274
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	161	113	79	93	181	284	274
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	161	113	79	93	181	284	274
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$161	$113	$79	$93	$181	$284	$274

Premiums, Fees and Other Revenues (Operating)	$1,991	$1,936	$1,891	$1,926	$1,974	$4,017	$3,900

Group Life Mortality Ratio	86.6%	89.0%	89.7%	88.2%	82.1%

U.S. BUSINESS
INSURANCE PRODUCTS — INDIVIDUAL LIFE
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions, except ratios)	2010	2010	2010	2011	2011	2010	2011

OPERATING REVENUES
Premiums	$1,004	$988	$1,113	$951	$988	$1,971	$1,939
Universal life and investment-type product policy fees	397	380	457	405	410	794	815
Net investment income	1,066	1,086	1,116	1,097	1,119	2,152	2,216
Other revenues	100	94	110	107	112	194	219

Total operating revenues	2,567	2,548	2,796	2,560	2,629	5,111	5,189

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,636	1,608	1,750	1,603	1,628	3,263	3,231
Interest credited to policyholder account balances	188	195	203	198	201	373	399
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(171)	(162)	(172)	(166)	(171)	(330)	(337)
Amortization of DAC and VOBA	169	186	259	192	173	367	365
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	1	—	—	—	—
Other expenses	528	507	527	525	545	1,044	1,070

Total operating expenses	2,350	2,334	2,568	2,352	2,376	4,717	4,728

Operating earnings before provision for income tax	217	214	228	208	253	394	461
Provision for income tax expense (benefit)	76	75	79	73	89	138	162

Operating earnings	141	139	149	135	164	256	299
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$141	$139	$149	$135	$164	$256	$299

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$141	$139	$149	$135	$164	$256	$299
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	—	21	28	25	1	17	26
Net derivative gains (losses)	176	(28)	(115)	(70)	81	165	11
Universal life and investment-type product policy fees	7	—	(5)	(3)	1	6	(2)
Net investment income	(13)	(10)	(14)	(17)	(18)	(24)	(35)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	(40)	(28)	(12)	—	(4)	(50)	(4)
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	1	—	—	—	—
Provision for income tax (expense) benefit	(46)	16	40	23	(22)	(41)	1

Income (loss) from continuing operations, net of income tax	225	110	72	93	203	329	296
Income (loss) from discontinued operations, net of income tax	1	—	2	20	7	2	27

Net income (loss)	226	110	74	113	210	331	323
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	226	110	74	113	210	331	323
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$226	$110	$74	$113	$210	$331	$323

Premiums, Fees and Other Revenues (Operating)	$1,501	$1,462	$1,680	$1,463	$1,510	$2,959	$2,973

Mortality as a Percentage of Expected	80.4%	86.7%	82.9%	92.5%	84.4%

Lapse Ratio
Traditional Life	6.4%	6.2%	6.4%	6.5%	6.6%
Variable & Universal Life	5.9%	5.9%	6.1%	6.0%	5.8%

U.S. BUSINESS
INSURANCE PRODUCTS — NON-MEDICAL HEALTH
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions, except ratios)	2010	2010	2010	2011	2011	2010	2011

OPERATING REVENUES
Premiums	$1,472	$1,471	$1,478	$1,476	$1,462	$2,957	$2,938
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	225	220	232	232	248	436	480
Other revenues	87	89	89	91	91	179	182

Total operating revenues	1,784	1,780	1,799	1,799	1,801	3,572	3,600

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,292	1,296	1,326	1,294	1,280	2,647	2,574
Interest credited to policyholder account balances	6	4	4	3	3	11	6
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(42)	(39)	(38)	(45)	(39)	(85)	(84)
Amortization of DAC and VOBA	33	31	39	36	36	69	72
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	358	348	372	360	352	693	712

Total operating expenses	1,647	1,640	1,703	1,648	1,632	3,335	3,280

Operating earnings before provision for income tax	137	140	96	151	169	237	320
Provision for income tax expense (benefit)	48	49	34	53	59	83	112

Operating earnings	89	91	62	98	110	154	208
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$89	$91	$62	$98	$110	$154	$208

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$89	$91	$62	$98	$110	$154	$208
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	2	33	(1)	9	8	(4)	17
Net derivative gains (losses)	371	115	(372)	(77)	144	379	67
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	(6)	(9)	(9)	(14)	(16)	(13)	(30)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	1	(5)	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(129)	(47)	133	29	(48)	(127)	(19)

Income (loss) from continuing operations, net of income tax	328	178	(187)	45	198	389	243
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	328	178	(187)	45	198	389	243
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	328	178	(187)	45	198	389	243
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$328	$178	$(187)	$45	$198	$389	$243

Premiums, Fees and Other Revenues (Operating)	$1,559	$1,560	$1,567	$1,567	$1,553	$3,136	$3,120

Non-Medical Health Benefit Ratio	87.8%	88.0%	89.7%	87.7%	87.5%

U.S. BUSINESS
INSURANCE PRODUCTS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

GROUP LIFE
	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011

Balance, beginning of period	$12,060	$12,017	$12,005	$11,892	$11,963
Premiums and deposits	3,515	3,509	3,292	3,418	3,038
Surrenders and withdrawals	(1,442)	(1,495)	(1,423)	(1,379)	(1,231)
Benefit payments	(1,923)	(1,921)	(1,900)	(1,888)	(1,844)

Net Flows	150	93	(31)	151	(37)
Net transfers from (to) separate account	1	1	—	2	2
Interest	75	72	73	67	69
Policy charges	(126)	(125)	(123)	(120)	(133)
Other	(143)	(53)	(32)	(29)	(120)

Balance, end of period	$12,017	$12,005	$11,892	$11,963	$11,744

INDIVIDUAL LIFE
	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011

Balance, beginning of period	$74,387	$74,844	$75,300	$76,264	$76,713
Premiums and deposits	2,002	2,059	2,181	2,108	2,055
Surrenders and withdrawals	(919)	(936)	(944)	(943)	(895)
Benefit payments	(588)	(616)	(621)	(678)	(627)

Net Flows	495	507	616	487	533
Net transfers from (to) separate account	29	37	32	23	36
Interest	747	756	766	765	767
Policy charges	(401)	(408)	(414)	(419)	(428)
Other	(413)	(436)	(36)	(407)	(414)

Balance, end of period	$74,844	$75,300	$76,264	$76,713	$77,207

NON-MEDICAL HEALTH
	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011

Balance, beginning of period	$13,484	$13,689	$13,901	$14,187	$14,384
Premiums and deposits	1,502	1,747	1,500	1,504	1,488
Surrenders and withdrawals	(5)	(255)	(3)	(3)	(3)
Benefit payments	(1,119)	(1,083)	(1,093)	(1,136)	(1,116)

Net Flows	378	409	404	365	369
Net transfers from (to) separate account	—	—	—	—	—
Interest	152	150	157	157	161
Policy charges	—	—	—	—	—
Other	(325)	(347)	(275)	(325)	(333)

Balance, end of period	$13,689	$13,901	$14,187	$14,384	$14,581

SEPARATE ACCOUNT LIABILITIES

GROUP LIFE
	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011

Balance, beginning of period	$450	$411	$456	$491	$516
Premiums and deposits	44	47	45	50	47
Surrenders and withdrawals	(8)	(8)	(14)	(10)	(7)
Benefit payments	—	—	(1)	—	—

Net Flows	36	39	30	40	40
Investment performance	(40)	42	40	24	—
Net transfers from (to) general account	(2)	(1)	—	(2)	(2)
Policy charges	(33)	(35)	(35)	(37)	(38)
Other	—	—	—	—	—

Balance, end of period	$411	$456	$491	$516	$516

INDIVIDUAL LIFE
	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011

Balance, beginning of period	$8,682	$7,915	$8,576	$9,076	$9,368
Premiums and deposits	197	193	190	193	184
Surrenders and withdrawals	(141)	(116)	(153)	(139)	(131)
Benefit payments	(9)	(10)	(9)	(12)	(14)

Net Flows	47	67	28	42	39
Investment performance	(643)	764	652	413	69
Net transfers from (to) general account	(29)	(37)	(32)	(23)	(36)
Policy charges	(141)	(140)	(139)	(139)	(139)
Other	(1)	7	(9)	(1)	—

Balance, end of period	$7,915	$8,576	$9,076	$9,368	$9,301

U.S. BUSINESS
INSURANCE PRODUCTS
OTHER EXPENSES BY MAJOR CATEGORY AND INDIVIDUAL LIFE SALES BY PRODUCT

OTHER EXPENSES
	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011

Direct and allocated expenses	$570	$555	$593	$581	$584
Pension and post-retirement benefit costs	52	52	52	51	51
Premium taxes, other taxes, and licenses & fees	78	76	81	71	73

Total fixed operating expenses	$700	$683	$726	$703	$708

Commissions and other variable expenses	331	315	333	322	330

Total other expenses	$1,031	$998	$1,059	$1,025	$1,038

INDIVIDUAL LIFE SALES BY PRODUCT (1)
	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011

Individual Life Sales
Term Life	$35	$32	$32	$30	$33
Whole Life	29	28	29	27	30
Variable Life	10	9	8	9	11
Universal Life	44	48	61	57	54

Total Individual Life sales (2)	$118	$117	$130	$123	$128

(1)	Statistical sales information is calculated by MetLife using the LIMRA International, Inc. definition of sales for core direct sales, excluding company sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance and private placement variable universal life insurance.

(2)	Of the $128 million of Individual Life sales during the three months ended June 30, 2011, approximately 40% were distributed through MetLife agents, 14% through New England Financial agents, 42% through MetLife’s third party channels and 4% through other channels.

U.S. BUSINESS
INSURANCE PRODUCTS
SPREAD BY PRODUCT
GROUP LIFE

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited	2010	2010	2010	2011	2011

Investment income yield	5.32%	5.54%	5.40%	5.52%	5.73%
Average crediting rate	2.13%	2.08%	2.06%	2.01%	2.07%

Annualized general account spread	3.19%	3.46%	3.34%	3.51%	3.66%

VARIABLE & UNIVERSAL LIFE

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited	2010	2010	2010	2011	2011

Investment income yield	6.24%	6.30%	6.44%	6.72%	6.57%
Average crediting rate	4.43%	4.48%	4.63%	4.53%	4.47%

Annualized general account spread (1)	1.81%	1.82%	1.81%	2.19%	2.10%

NON-MEDICAL HEALTH

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited	2010	2010	2010	2011	2011

Investment income yield	6.23%	5.96%	6.38%	6.19%	6.53%
Average crediting rate	4.80%	4.78%	4.72%	4.70%	4.70%

Annualized general account spread	1.43%	1.18%	1.66%	1.49%	1.83%

(1)	Represents the annualized general account spread for Variable and Universal Life, a component of Individual Life.

U.S. BUSINESS
RETIREMENT PRODUCTS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions, except ratios)	2010	2010	2010	2011	2011	2010	2011

OPERATING REVENUES
Premiums	$250	$227	$145	$206	$240	$503	$446
Universal life and investment-type product policy fees	509	500	550	586	622	974	1,208
Net investment income	842	856	845	786	792	1,694	1,578
Other revenues	54	56	61	75	75	103	150

Total operating revenues	1,655	1,639	1,601	1,653	1,729	3,274	3,382

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	422	378	280	375	402	829	777
Interest credited to policyholder account balances	405	394	407	393	395	811	788
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(262)	(270)	(301)	(317)	(400)	(496)	(717)
Amortization of DAC and VOBA	272	153	214	198	238	441	436
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	2	(1)	—	1	2	1
Other expenses	607	615	653	678	784	1,169	1,462

Total operating expenses	1,445	1,272	1,252	1,327	1,420	2,756	2,747

Operating earnings before provision for income tax	210	367	349	326	309	518	635
Provision for income tax expense (benefit)	74	129	121	114	108	181	222

Operating earnings	136	238	228	212	201	337	413
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$136	$238	$228	$212	$201	$337	$413

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$136	$238	$228	$212	$201	$337	$413
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	70	5	43	9	42	91	51
Net derivative gains (losses)	418	116	(392)	(7)	271	511	264
Universal life and investment-type product policy fees	52	54	56	58	58	100	116
Net investment income	(67)	(68)	(47)	(38)	(33)	(134)	(71)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	209	(235)	(230)	(147)	(12)	73	(159)
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	(272)	46	243	67	(124)	(240)	(57)
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	1	—	—	—	—
Provision for income tax (expense) benefit	(145)	28	109	20	(71)	(141)	(51)

Income (loss) from continuing operations, net of income tax	401	184	11	174	332	597	506
Income (loss) from discontinued operations, net of income tax	—	1	—	—	—	—	—

Net income (loss)	401	185	11	174	332	597	506
Less: Net income (loss) attributable to noncontrolling interest	—	—	1	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	401	185	10	174	332	597	506
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$401	$185	$10	$174	$332	$597	$506

Premiums, Fees and Other Revenues (Operating)	$813	$783	$756	$867	$937	$1,580	$1,804

Lapse Ratio

Fixed Annuities	6.7%	6.3%	6.0%	6.2%	6.4%
Variable Annuities	6.8%	7.3%	7.3%	7.3%	7.4%

U.S. BUSINESS
RETIREMENT PRODUCTS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011

Balance, beginning of period	$54,965	$57,356	$57,485	$55,346	$54,973
Premiums and deposits (1), (2)	1,828	2,038	1,775	1,745	2,027
Surrenders and withdrawals	(834)	(1,160)	(999)	(913)	(921)
Benefit payments	(488)	(480)	(469)	(496)	(493)

Net Flows	506	398	307	336	613
Net transfers from (to) separate account	(689)	(808)	(1,131)	(846)	(733)
Interest	561	547	560	545	546
Policy charges	(14)	(13)	(16)	(17)	(20)
Other	2,027	5	(1,859)	(391)	296

Balance, end of period	$57,356	$57,485	$55,346	$54,973	$55,675

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011

Balance, beginning of period	$92,603	$87,367	$97,587	$107,335	$114,569
Premiums and deposits (1)	3,348	3,312	3,978	4,564	5,703
Surrenders and withdrawals	(1,622)	(1,813)	(1,851)	(2,106)	(2,330)
Benefit payments	(193)	(183)	(205)	(206)	(219)

Net Flows	1,533	1,316	1,922	2,252	3,154
Investment performance	(7,004)	8,549	7,191	4,664	655
Net transfers from (to) general account	689	808	1,131	846	733
Policy charges	(454)	(453)	(496)	(529)	(589)
Other	—	—	—	1	—

Balance, end of period	$87,367	$97,587	$107,335	$114,569	$118,522

(1)	Includes company sponsored internal exchanges.

(2)	Includes premiums and deposits directed to the General Account investment option of a variable annuity product.

U.S. BUSINESS
RETIREMENT PRODUCTS
OTHER EXPENSES BY MAJOR CATEGORY AND INDIVIDUAL ANNUITY SALES BY PRODUCT
OTHER EXPENSES

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011

Direct and allocated expenses	$189	$185	$180	$181	$198
Pension and post-retirement benefit costs	22	21	21	20	20
Premium taxes, other taxes, and licenses & fees	8	8	6	7	7

Total fixed operating expenses	$219	$214	$207	$208	$225

Commissions and other variable expenses	388	401	446	470	559

Total other expenses	$607	$615	$653	$678	$784

INDIVIDUAL ANNUITY SALES BY PRODUCT (1)

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (in millions)	2010	2010	2010	2011	2011

Individual Annuity Sales
Annuities Sales (1)
Fixed annuity sales	$472	$472	$383	$362	$376
Variable annuity sales	4,498	4,662	5,129	5,691	6,971

Total annuity sales (2)	$4,970	$5,134	$5,512	$6,053	$7,347

Separate Account and General Account
Separate Accounts

Total variable annuities separate accounts	$3,218	$3,178	$3,809	$4,384	$5,398

General Accounts
Fixed annuity	472	472	383	362	376
Variable annuity	1,280	1,484	1,320	1,307	1,573

Total general accounts	1,752	1,956	1,703	1,669	1,949

Total premiums and deposits	$4,970	$5,134	$5,512	$6,053	$7,347

(1)	Statutory premiums direct and assumed, excluding company sponsored internal exchanges.

(2)	Of the $7,347 million of Annuity Sales during the three months ended June 30, 2011, approximately 15% were distributed through MetLife agents, 5% through New England Financial agents, 73% through MetLife’s third party channels, 5% through MetLife Resources representatives, 1% through Retirement & Benefit Funding, and 1% through other distribution channels.

U.S. BUSINESS
RETIREMENT PRODUCTS
SPREAD
DEFERRED ANNUITIES

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited	2010	2010	2010	2011	2011

Investment income yield	6.07%	6.36%	6.47%	6.17%	6.11%
Average crediting rate	3.69%	3.68%	3.65%	3.58%	3.54%

Annualized general account spread	2.38%	2.68%	2.82%	2.59%	2.57%

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011	2010	2011

OPERATING REVENUES
Premiums	$474	$402	$391	$291	$781	$1,145	$1,072
Universal life and investment-type product policy fees	56	58	57	54	58	111	112
Net investment income	1,234	1,216	1,313	1,311	1,325	2,425	2,636
Other revenues	59	59	65	60	61	122	121

Total operating revenues	1,823	1,735	1,826	1,716	2,225	3,803	3,941

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	979	963	926	821	1,292	2,152	2,113
Interest credited to policyholder account balances	364	380	346	335	330	719	665
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(3)	(6)	(2)	(12)	(6)	(11)	(18)
Amortization of DAC and VOBA	4	4	4	5	5	8	10
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	1	3	2	2	2	4
Other expenses	117	113	114	119	118	233	237

Total operating expenses	1,462	1,455	1,391	1,270	1,741	3,103	3,011

Operating earnings before provision for income tax	361	280	435	446	484	700	930
Provision for income tax expense (benefit)	126	98	152	157	170	245	327

Operating earnings	235	182	283	289	314	455	603
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$235	$182	$283	$289	$314	$455	$603

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$235	$182	$283	$289	$314	$455	$603
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	16	54	65	12	(12)	57	—
Net derivative gains (losses)	129	(193)	(39)	(127)	(52)	70	(179)
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	45	47	48	44	36	96	80
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(37)	(31)	30	8	(12)	(41)	(4)
Interest credited to policyholder account balances	(1)	(5)	(8)	(8)	(8)	2	(16)
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	1	—	1	—	1	2	1
Provision for income tax (expense) benefit	(58)	46	(28)	25	17	(72)	42

Income (loss) from continuing operations, net of income tax	330	100	352	243	284	569	527
Income (loss) from discontinued operations, net of income tax	6	2	3	—	20	8	20

Net income (loss)	336	102	355	243	304	577	547
Less: Net income (loss) attributable to noncontrolling interest	1	—	1	—	—	1	—

Net income (loss) attributable to MetLife, Inc.	335	102	354	243	304	576	547
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$335	$102	$354	$243	$304	$576	$547

Premiums, Fees and Other Revenues (Operating)	$589	$519	$513	$405	$900	$1,378	$1,305

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011

Balance, beginning of period	$95,796	$95,475	$97,929	$96,960	$98,689
Premiums and deposits	12,013	12,351	13,947	16,668	11,052
Surrenders and withdrawals	(13,432)	(11,707)	(13,124)	(14,789)	(10,718)
Benefit payments	(702)	(774)	(707)	(713)	(711)

Net Flows	(2,121)	(130)	116	1,166	(377)
Net transfers from (to) separate account	(59)	(98)	(12)	(4)	(4)
Interest	984	1,002	982	970	961
Policy charges	(34)	(30)	(25)	(34)	(34)
Other	909	1,710	(2,030)	(369)	512

Balance, end of period	$95,475	$97,929	$96,960	$98,689	$99,747

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011

Balance, beginning of period	$48,781	$49,885	$56,670	$56,571	$61,004
Premiums and deposits	1,240	4,835	1,811	4,177	2,854
Surrenders and withdrawals	(1,250)	(1,637)	(1,189)	(1,255)	(1,404)
Benefit payments	(17)	(9)	(15)	(68)	(23)

Net Flows	(27)	3,189	607	2,854	1,427
Investment performance	505	2,062	205	758	1,012
Net transfers from (to) general account	59	98	12	4	4
Policy charges	(50)	(57)	(61)	(67)	(61)
Other	617	1,493	(862)	884	(191)

Balance, end of period	$49,885	$56,670	$56,571	$61,004	$63,195

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011

Direct and allocated expenses	$64	$54	$65	$64	$64
Pension and post-retirement benefit costs	11	12	11	11	11
Premium taxes, other taxes, and licenses & fees	5	5	1	6	5

Total fixed operating expenses	$80	$71	$77	$81	$80

Commissions and other variable expenses	37	42	37	38	38

Total other expenses	$117	$113	$114	$119	$118

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
SPREAD

CORPORATE BENEFIT FUNDING	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited	2010	2010	2010	2011	2011

Investment income yield	5.16%	5.19%	5.39%	5.31%	5.27%
Average crediting rate	4.04%	4.16%	3.83%	3.74%	3.66%

Annualized general account spread	1.12%	1.03%	1.56%	1.57%	1.61%

U.S. BUSINESS
AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011	2010	2011

OPERATING REVENUES
Premiums (1)	$723	$740	$746	$735	$748	$1,437	$1,483
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	52	51	53	53	51	105	104
Other revenues	8	8	8	8	7	6	15

Total operating revenues	783	799	807	796	806	1,548	1,602

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends (1)	506	506	515	532	719	1,000	1,251
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(117)	(118)	(109)	(105)	(117)	(221)	(222)
Amortization of DAC and VOBA	111	110	111	109	113	218	222
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	193	200	197	193	198	372	391

Total operating expenses	693	698	714	729	913	1,369	1,642

Operating earnings before provision for income tax	90	101	93	67	(107)	179	(40)
Provision for income tax expense (benefit)	17	20	19	10	(51)	34	(41)

Operating earnings	73	81	74	57	(56)	145	1
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$73	$81	$74	$57	$(56)	$145	$1

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$73	$81	$74	$57	$(56)	$145	$1

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	1	(3)	(4)	—	(6)	—	(6)
Net derivative gains (losses)	(3)	(4)	6	—	(3)	(3)	(3)
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	1	2	—	—	3	1	3

Income (loss) from continuing operations, net of income tax	72	76	76	57	(62)	143	(5)
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	72	76	76	57	(62)	143	(5)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	72	76	76	57	(62)	143	(5)
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$72	$76	$76	$57	$(62)	$143	$(5)

Premiums, Fees and Other Revenues (Operating)	$731	$748	$754	$743	$755	$1,443	$1,498

(1)	Premiums reflect earned premiums and policyholder benefits and claims and policyholder dividends includes losses and loss adjustment expense.

U.S. BUSINESS
AUTO & HOME — AUTO
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011	2010	2011

OPERATING REVENUES
Premiums (1)	$489	$500	$500	$493	$501	$973	$994
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	34	32	35	34	31	68	65
Other revenues	5	5	5	5	4	9	9

Total operating revenues	528	537	540	532	536	1,050	1,068

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends (1)	320	355	375	329	358	656	687
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(76)	(78)	(69)	(69)	(77)	(144)	(146)
Amortization of DAC and VOBA	74	74	70	68	76	143	144
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	127	130	129	128	128	247	256

Total operating expenses	445	481	505	456	485	902	941

Operating earnings before provision for income tax	83	56	35	76	51	148	127
Provision for income tax expense (benefit)	21	10	3	18	8	34	26

Operating earnings	62	46	32	58	43	114	101
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$62	$46	$32	$58	$43	$114	$101

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$62	$46	$32	$58	$43	$114	$101
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	1	(2)	(3)	—	(4)	—	(4)
Net derivative gains (losses)	(2)	(2)	3	—	(2)	(2)	(2)
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	1	1	—	—	1	1	1

Income (loss) from continuing operations, net of income tax	62	43	32	58	38	113	96
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	62	43	32	58	38	113	96
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	62	43	32	58	38	113	96
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$62	$43	$32	$58	$38	$113	$96

Premiums, Fees and Other Revenues (Operating)	$494	$505	$505	$498	$505	$982	$1,003

(1)	Premiums reflect earned premiums and policyholder benefits and claims and policyholder dividends includes losses and loss adjustment expense.

U.S. BUSINESS
AUTO & HOME — HOMEOWNERS & OTHER
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011	2010	2011

OPERATING REVENUES
Premiums (1)	$234	$240	$246	$242	$247	$464	$489
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	18	19	18	19	20	37	39
Other revenues	3	3	3	3	3	(3)	6

Total operating revenues	255	262	267	264	270	498	534

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends (1)	186	151	140	203	361	344	564
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(41)	(40)	(40)	(36)	(40)	(77)	(76)
Amortization of DAC and VOBA	37	36	41	41	37	75	78
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	66	70	68	65	70	125	135

Total operating expenses	248	217	209	273	428	467	701

Operating earnings before provision for income tax	7	45	58	(9)	(158)	31	(167)
Provision for income tax expense (benefit)	(4)	10	16	(8)	(59)	—	(67)

Operating earnings	11	35	42	(1)	(99)	31	(100)
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$11	$35	$42	$(1)	$(99)	$31	$(100)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$11	$35	$42	$(1)	$(99)	$31	$(100)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	—	(1)	(1)	—	(2)	—	(2)
Net derivative gains (losses)	(1)	(2)	3	—	(1)	(1)	(1)
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	—	1	—	—	2	—	2

Income (loss) from continuing operations, net of income tax	10	33	44	(1)	(100)	30	(101)
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	10	33	44	(1)	(100)	30	(101)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	10	33	44	(1)	(100)	30	(101)
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$10	$33	$44	$(1)	$(100)	$30	$(101)

Premiums, Fees and Other Revenues (Operating)	$237	$243	$249	$245	$250	$461	$495

(1)	Premiums reflect earned premiums and policyholder benefits and claims and policyholder dividends includes losses and loss adjustment expense.

U.S. BUSINESS
AUTO & HOME
NET WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions, except ratios)	2010	2010	2010	2011	2011

Net Written Premiums by Product
Automobile	$509	$513	$489	$496	$509
Homeowners	242	254	229	201	255
Other	13	13	11	22	14

Total	$764	$780	$729	$719	$778

Selected Financial Information and Supplemental Data

Total Auto & Home
Loss and loss adjustment expense ratio	69.8%	68.3%	69.1%	72.5%	96.1%
Policyholder benefits and dividends	0.1%	0.0%	0.1%	0.1%	0.1%
Other expense ratio	26.0%	25.9%	26.6%	26.5%	25.8%
Payment fees credit	(0.6%)	(0.6%)	(0.6%)	(0.6%)	(0.5%)

Total combined ratio	95.3%	93.6%	95.2%	98.5%	121.5%
Effect of catastrophe losses	9.8%	5.4%	5.2%	6.2%	35.8%

Combined ratio excluding catastrophes	85.5%	88.2%	90.0%	92.3%	85.7%

Auto
Loss and loss adjustment expense ratio	65.3%	71.0%	74.7%	66.8%	71.4%
Policyholder benefits and dividends	0.1%	0.0%	0.1%	0.1%	0.1%
Other expense ratio	25.6%	25.1%	26.2%	25.6%	25.3%
Payment fees credit	(0.7%)	(0.6%)	(0.6%)	(0.7%)	(0.6%)

Total combined ratio	90.3%	95.5%	100.4%	91.8%	96.2%
Effect of catastrophe losses	1.8%	0.7%	1.1%	(0.1%)	5.7%

Combined ratio excluding catastrophes	88.5%	94.8%	99.3%	91.9%	90.5%

Homeowners & Other
Loss and loss adjustment expense ratio	79.3%	62.6%	57.4%	84.0%	146.1%
Policyholder benefits and dividends	0.1%	0.0%	0.1%	0.1%	0.1%
Other expense ratio	26.8%	27.5%	27.3%	28.5%	27.1%
Payment fees credit	(0.4%)	(0.4%)	(0.4%)	(0.4%)	(0.4%)

Total combined ratio	105.8%	89.7%	84.4%	112.2%	172.9%
Effect of catastrophe losses	26.6%	15.4%	13.5%	19.0%	96.8%

Combined ratio excluding catastrophes	79.2%	74.3%	70.9%	93.2%	76.1%

Pre-Tax Catastrophe Losses
Auto	$8	$3	$6	$—	$28
Homeowners & Other	63	37	33	46	239

Total	$71	$40	$39	$46	$267

INTERNATIONAL
JAPAN
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011	2010	2011

OPERATING REVENUES
Premiums	$—	$—	$499	$1,517	$1,602	$—	$3,119
Universal life and investment-type product policy fees	—	—	55	194	195	—	389
Net investment income	—	—	145	439	517	—	956
Other revenues	—	—	7	9	4	—	13

Total operating revenues	—	—	706	2,159	2,318	—	4,477

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	—	—	309	949	1,019	—	1,968
Interest credited to policyholder account balances	—	—	123	369	388	—	757
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	—	—	(149)	(522)	(519)	—	(1,041)
Amortization of DAC and VOBA	—	—	82	292	371	—	663
Amortization of negative VOBA	—	—	(49)	(146)	(141)	—	(287)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	244	770	823	—	1,593

Total operating expenses	—	—	560	1,712	1,941	—	3,653

Operating earnings before provision for income tax	—	—	146	447	377	—	824
Provision for income tax expense (benefit)	—	—	52	157	132	—	289

Operating earnings	—	—	94	290	245	—	535
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$—	$—	$94	$290	$245	$—	$535

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$—	$—	$94	$290	$245	$—	$535
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	—	—	(9)	(47)	(47)	—	(94)
Net derivative gains (losses)	—	—	(144)	(8)	135	—	127
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	—	—	116	259	(168)	—	91
Other revenues	—	—	—	—	3	—	3
Policyholder benefits and claims and policyholder dividends	—	—	5	(8)	(10)	—	(18)
Interest credited to policyholder account balances	—	—	(116)	(259)	197	—	(62)
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	7	19	19	—	38
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	5	—	5
Provision for income tax (expense) benefit	—	—	49	16	(48)	—	(32)

Income (loss) from continuing operations, net of income tax	—	—	2	262	331	—	593
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	—	—	2	262	331	—	593
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	1	—	1

Net income (loss) attributable to MetLife, Inc.	—	—	2	262	330	—	592
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$—	$—	$2	$262	$330	$—	$592

Premiums, Fees and Other Revenues (Operating)	$—	$—	$561	$1,720	$1,801	$—	$3,521

INTERNATIONAL
OTHER INTERNATIONAL REGIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011	2010	2011

OPERATING REVENUES
Premiums	$817	$878	$1,103	$1,611	$1,653	$1,644	$3,264
Universal life and investment-type product policy fees	312	301	363	436	470	601	906
Net investment income	274	451	313	421	539	702	960
Other revenues	4	7	16	33	35	5	68

Total operating revenues	1,407	1,637	1,795	2,501	2,697	2,952	5,198

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	751	763	774	1,102	1,218	1,516	2,320
Interest credited to policyholder account balances	41	242	121	143	152	191	295
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(157)	(168)	(269)	(397)	(442)	(338)	(839)
Amortization of DAC and VOBA	109	104	177	288	312	209	600
Amortization of negative VOBA	—	—	(8)	(18)	(23)	—	(41)
Interest expense on debt	2	(1)	1	2	—	3	2
Other expenses	477	506	744	1,002	1,109	983	2,111

Total operating expenses	1,223	1,446	1,540	2,122	2,326	2,564	4,448

Operating earnings before provision for income tax	184	191	255	379	371	388	750
Provision for income tax expense (benefit)	42	2	47	102	109	99	211

Operating earnings	142	189	208	277	262	289	539
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$142	$189	$208	$277	$262	$289	$539

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$142	$189	$208	$277	$262	$289	$539
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	5	(239)	(12)	(112)	(33)	(29)	(145)
Net derivative gains (losses)	260	(109)	(504)	76	(261)	266	(185)
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	(111)	(11)	63	133	127	(124)	260
Other revenues	—	—	—	(1)	1	—	—
Policyholder benefits and claims and policyholder dividends	(114)	(138)	7	(10)	(174)	(133)	(184)
Interest credited to policyholder account balances	—	—	(95)	(176)	(120)	—	(296)
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	(8)	4	(1)	1	(52)	(11)	(51)
Provision for income tax (expense) benefit	(106)	169	138	17	166	(82)	183

Income (loss) from continuing operations, net of income tax	68	(135)	(196)	205	(84)	176	121
Income (loss) from discontinued operations, net of income tax	4	2	13	(61)	1	7	(60)

Net income (loss)	72	(133)	(183)	144	(83)	183	61
Less: Net income (loss) attributable to noncontrolling interest	(8)	4	1	7	(3)	(10)	4

Net income (loss) attributable to MetLife, Inc.	80	(137)	(184)	137	(80)	193	57
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$80	$(137)	$(184)	$137	$(80)	$193	$57

Premiums, Fees and Other Revenues (Operating)	$1,133	$1,186	$1,482	$2,080	$2,158	$2,250	$4,238

BANKING, CORPORATE & OTHER
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011	2010	2011

OPERATING REVENUES
Premiums	$3	$3	$5	$2	$2	$3	$4
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	223	225	301	330	297	466	627
Other revenues	231	309	291	182	202	444	384

Total operating revenues	457	537	597	514	501	913	1,015

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	(2)	(4)	(3)	2	1	(7)	3
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	36	33	29	23	23	75	46
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	(1)	2	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	262	292	311	319	325	523	644
Other expenses	273	278	330	311	337	547	648

Total operating expenses	569	598	669	655	686	1,138	1,341

Operating earnings before provision for income tax	(112)	(61)	(72)	(141)	(185)	(225)	(326)
Provision for income tax expense (benefit)	(102)	(14)	(115)	(114)	(130)	(171)	(244)

Operating earnings	(10)	(47)	43	(27)	(55)	(54)	(82)
Preferred stock dividends	31	30	31	30	31	61	61

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(41)	$(77)	$12	$(57)	$(86)	$(115)	$(143)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$(10)	$(47)	$43	$(27)	$(55)	$(54)	$(82)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(102)	(228)	(192)	2	(102)	(110)	(100)
Net derivative gains (losses)	72	(140)	26	(80)	1	53	(79)
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	111	120	104	98	98	225	196
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	(103)	(103)	(99)	(92)	(92)	(209)	(184)
Other expenses	(41)	(46)	(101)	(63)	(99)	(69)	(162)
Provision for income tax (expense) benefit	24	136	77	44	67	41	111

Income (loss) from continuing operations, net of income tax	(49)	(308)	(142)	(118)	(182)	(123)	(300)
Income (loss) from discontinued operations, net of income tax	—	(3)	—	—	1	—	1

Net income (loss)	(49)	(311)	(142)	(118)	(181)	(123)	(299)
Less: Net income (loss) attributable to noncontrolling interest	(3)	—	—	—	(5)	(2)	(5)

Net income (loss) attributable to MetLife, Inc.	(46)	(311)	(142)	(118)	(176)	(121)	(294)
Less: Preferred stock dividends	31	30	31	30	31	61	61
Less: Preferred stock redemption premium	—	—	—	146	—	—	146

Net income (loss) available to MetLife, Inc.’s common shareholders	$(77)	$(341)	$(173)	$(294)	$(207)	$(182)	$(501)

Premiums, Fees and Other Revenues (Operating)	$234	$312	$296	$184	$204	$447	$388

BANKING, CORPORATE & OTHER — BANKING
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011	2010	2011

OPERATING REVENUES
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	113	117	128	121	123	221	244
Other revenues	224	293	227	154	188	415	342

Total operating revenues	337	410	355	275	311	636	586

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	36	33	29	23	23	75	46
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	12	17	22	22	27	24	49
Other expenses	179	193	246	212	239	339	451

Total operating expenses	227	243	297	257	289	438	546

Operating earnings before provision for income tax	110	167	58	18	22	198	40
Provision for income tax expense (benefit)	43	66	12	7	8	78	15

Operating earnings	67	101	46	11	14	120	25
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$67	$101	$46	$11	$14	$120	$25

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$67	$101	$46	$11	$14	$120	$25
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(7)	(18)	(6)	(3)	(6)	(12)	(9)
Net derivative gains (losses)	(32)	(9)	7	(2)	(9)	(39)	(11)
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	1	(1)	—	—	—	1	—
Provision for income tax (expense) benefit	15	11	(3)	2	5	20	7

Income (loss) from continuing operations, net of income tax	44	84	44	8	4	90	12
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	44	84	44	8	4	90	12
Less: Net income (loss) attributable to noncontrolling interest	1	(1)	—	—	—	1	—

Net income (loss) attributable to MetLife, Inc.	43	85	44	8	4	89	12
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$43	$85	$44	$8	$4	$89	$12

Premiums, Fees and Other Revenues (Operating)	$224	$293	$227	$154	$188	$415	$342

BANKING, CORPORATE & OTHER — CORPORATE & OTHER
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011	2010	2011

OPERATING REVENUES
Premiums	$3	$3	$5	$2	$2	$3	$4
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	110	108	173	209	174	245	383
Other revenues	7	16	64	28	14	29	42

Total operating revenues	120	127	242	239	190	277	429

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	(2)	(4)	(3)	2	1	(7)	3
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	(1)	2	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	250	275	289	297	298	499	595
Other expenses	94	85	84	99	98	208	197

Total operating expenses	342	355	372	398	397	700	795

Operating earnings before provision for income tax	(222)	(228)	(130)	(159)	(207)	(423)	(366)
Provision for income tax expense (benefit)	(145)	(80)	(127)	(121)	(138)	(249)	(259)

Operating earnings	(77)	(148)	(3)	(38)	(69)	(174)	(107)
Preferred stock dividends	31	30	31	30	31	61	61

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(108)	$(178)	$(34)	$(68)	$(100)	$(235)	$(168)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$(77)	$(148)	$(3)	$(38)	$(69)	$(174)	$(107)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(95)	(210)	(186)	5	(96)	(98)	(91)
Net derivative gains (losses)	104	(131)	19	(78)	10	92	(68)
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	111	120	104	98	98	225	196
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	(103)	(103)	(99)	(92)	(92)	(209)	(184)
Other expenses	(42)	(45)	(101)	(63)	(99)	(70)	(162)
Provision for income tax (expense) benefit	9	125	80	42	62	21	104

Income (loss) from continuing operations, net of income tax	(93)	(392)	(186)	(126)	(186)	(213)	(312)
Income (loss) from discontinued operations, net of income tax	—	(3)	—	—	1	—	1

Net income (loss)	(93)	(395)	(186)	(126)	(185)	(213)	(311)
Less: Net income (loss) attributable to noncontrolling interest	(4)	1	—	—	(5)	(3)	(5)

Net income (loss) attributable to MetLife, Inc.	(89)	(396)	(186)	(126)	(180)	(210)	(306)
Less: Preferred stock dividends	31	30	31	30	31	61	61
Less: Preferred stock redemption premium	—	—	—	146	—	—	146

Net income (loss) available to MetLife, Inc.’s common shareholders	$(120)	$(426)	$(217)	$(302)	$(211)	$(271)	$(513)

Premiums, Fees and Other Revenues (Operating)	$10	$19	$69	$30	$16	$32	$46

BANKING, CORPORATE & OTHER — BANKING (1), (2)
SUPPLEMENTAL INFORMATION

	At or For the Three Months Ended					At or For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions, except ratios)	2010	2010	2010	2011	2011	2010	2011

The following supplemental information for MetLife Bank is presented in accordance with the quarterly call report regulatory filing:

Income Statement
Net interest income, net of interest expense	$64	$67	$79	$79	$74	$122	$153
Provision for credit losses	—	(11)	(3)	2	(5)	(4)	(3)
Non interest income	192	281	233	148	183	377	331
Non interest expense	(185)	(197)	(250)	(216)	(245)	(348)	(461)

Income before taxes	71	140	59	13	7	147	20
Income tax expense	28	55	15	5	3	58	8

Net income (loss) available to MetLife, Inc.’s common shareholders	$43	$85	$44	$8	$4	$89	$12

Selected Balance Sheet Accounts

Loans Held-for-Investment:
Commercial Loans & Mortgages	$2,113	$2,320	$2,435	$2,541	$3,019
Residential	1,194	1,289	1,532	1,698	1,947
Agricultural	189	215	205	189	185

Total Loans	3,496	3,824	4,172	4,428	5,151

Allowance for Loan Losses	(71)	(62)	(65)	(62)	(67)

Total Loans Held-for-Investment (Net)	$3,425	$3,762	$4,107	$4,366	$5,084

Net Charge-offs	$1	$20	$1	$1	$—	$26	$1

Loans Held-for-Sale	$2,629	$2,837	$3,321	$2,435	$2,806

Total Assets	$14,549	$16,576	$16,310	$15,583	$16,491

Total Deposits	$9,790	$9,362	$10,317	$9,313	$10,022

Key Ratios & Statistics

Tier 1 Common Equity	$1,011	$1,093	$1,113	$1,113	$1,123
Tier 1 Capital	$1,013	$1,093	$1,163	$1,163	$1,173
Risk Weighted Assets	$7,221	$8,069	$8,209	$7,922	$8,254

Tier 1 Common Equity Ratio	14.00%	13.54%	13.56%	14.05%	13.61%
Tier 1 Capital Ratio	14.03%	13.54%	14.16%	14.68%	14.22%
Total Capital Ratio	15.06%	14.34%	15.00%	15.51%	15.07%
Tier 1 Leverage Ratio	7.38%	7.27%	7.14%	7.43%	7.38%

Net Interest Margin	2.02%	1.94%	2.07%	2.21%	2.04%	1.96%	2.12%

Allowance / Total Loans	2.04%	1.63%	1.57%	1.40%	1.29%
Allowance / Non Performing Assets	176.00%	144.00%	148.00%	128.00%	81.00%

(1)	All amounts on this page relate to MetLife Bank only.

(2)	Current period numbers are preliminary, subject to regulatory filing on July 29, 2011.

METLIFE, INC.
INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	At or For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011

Fixed Maturity Securities
Yield (1)	5.34%	5.81%	5.31%	4.91%	4.94%
Investment income (2), (3)	$2,939	$3,236	$3,278	$3,693	$3,794
Investment gains (losses) (3)	(127)	(65)	3	(163)	(105)
Ending carrying value (2), (3)	247,098	261,988	325,391	334,409	342,607

Mortgage Loans
Yield (1)	5.55%	5.54%	5.55%	5.54%	5.50%
Investment income (3), (4)	694	712	743	759	765
Investment gains (losses) (3)	11	37	2	47	68
Ending carrying value (3)	51,070	52,770	55,457	55,061	56,927

Real Estate and Real Estate Joint Ventures
Yield (1)	3.15%	2.80%	0.59%	2.83%	4.85%
Investment income	54	48	11	57	99
Investment gains (losses) (3)	(17)	(1)	—	29	47
Ending carrying value	6,841	6,990	8,030	8,042	8,234

Policy Loans
Yield (1)	6.26%	6.19%	6.04%	5.42%	5.41%
Investment income	157	155	161	160	160
Ending carrying value	10,047	10,089	11,761	11,872	11,858

Equity Securities
Yield (1)	5.37%	2.75%	6.01%	3.45%	6.04%
Investment income	39	19	45	30	48
Investment gains (losses)	74	(1)	4	36	(70)
Ending carrying value	2,738	2,861	3,602	3,584	3,238

Other Limited Partnership Interests
Yield (1)	11.13%	11.48%	18.49%	15.14%	9.90%
Investment income	161	170	283	243	159
Investment gains (losses)	(10)	(4)	(3)	3	5
Ending carrying value	5,856	5,948	6,416	6,409	6,453

Cash and Short-term Investments
Yield (1)	0.36%	0.42%	0.63%	0.94%	0.92%
Investment income	15	20	33	43	41
Investment gains (losses)	—	—	1	—	1
Ending carrying value (3)	20,341	26,019	22,302	19,455	22,026

Other Invested Assets (5)
Investment income	166	75	97	12	165
Investment gains (losses) (3)	17	(67)	(16)	4	(7)
Ending carrying value	15,571	16,558	15,430	13,693	14,900

Total Investments
Investment income yield (1)	5.24%	5.32%	5.14%	4.81%	4.96%
Investment fees and expenses yield	(0.13)	(0.15)	(0.14)	(0.12)	(0.13)

Net Investment Income Yield (1), (3)	5.11%	5.17%	5.00%	4.69%	4.83%

Investment income	$4,225	$4,435	$4,651	$4,997	$5,231
Investment fees and expenses	(105)	(121)	(127)	(128)	(138)

Net Investment Income (3)	$4,120	$4,314	$4,524	$4,869	$5,093

Ending Carrying Value (3)	$359,562	$383,223	$448,389	$452,525	$466,243

Gross investment gains	$413	$212	$301	$290	$348
Gross investment losses	(293)	(215)	(184)	(243)	(290)
Writedowns	(172)	(98)	(126)	(91)	(119)

Investment Portfolio Gains (Losses) (3)	(52)	(101)	(9)	(44)	(61)
Investment portfolio gains (losses) income tax (expense) benefit	11	29	5	15	23

Investment Portfolio Gains (Losses), Net of Income Tax	$(41)	$(72)	$(4)	$(29)	$(38)

Derivative Gains (Losses) (3)	$1,322	$(311)	$(1,615)	$(386)	$293

Derivative gains (losses) income tax (expense) benefit	(540)	121	568	132	(104)

Derivative Gains (Losses), Net of Income Tax	$782	$(190)	$(1,047)	$(254)	$189

(1)	Yields are based on average of quarterly asset carrying values, excluding recognized and unrealized investment gains (losses); collateral received from counterparties associated with our securities lending program; the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities (“CSEs”); and effective October 1, 2010, contractholder-directed unit-linked investments. Yields also exclude the investment income recognized on investments held by CSEs and effective October 1, 2010, contractholder-directed unit-linked investments.

(2)	Fixed maturity securities includes $2,901 million, $3,756 million, $594 million, $745 million and $863 million in ending carrying value, and ($56) million, $194 million, $17 million, $28 million and $16 million of investment income related to trading and other securities at or for the three months ended June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011, respectively.

(3)	Certain measures in this yield table vary from the most directly comparable measures presented in accordance with GAAP. The reconciliation of the yield table measures to the most directly comparable measures presented in accordance with GAAP are: 1) Fixed maturity securities ending carrying value excludes contractholder-directed unit-linked investments of $17,794 million, $18,459 million and $18,690 million at December 31, 2010, March 31, 2011 and June 30, 2011, respectively; 2) Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs which are accounted for under the fair value option as follows: trading and other securities (included within fixed maturity securities in the yield table above) of $257 million, $231 million, $201 million, $161 million and $147 million, mortgage loans of $7,107 million, $7,093 million, $6,840 million, $6,771 million and $6,697 million and cash and short-term investments of $27 million, $47 million, $39 million, $59 million and $21 million at June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011, respectively; 3) Net investment income adjustments as presented on page 5 within the reconciliation to Net Income; 4) Investment portfolio gains (losses) presented in the above yield table and GAAP net investment gains (losses) adjustments as presented below; and 5) Derivative gains (losses) presented in the above yield table and GAAP net derivative gains (losses) adjustments as presented below:

	For the Three Months Ended
	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011

Investment portfolio gains (losses) — in above yield table	$(52)	$(101)	$(9)	$(44)	$(61)
Real estate discontinued operations	(10)	—	(4)	(28)	(43)
Net investment gains (losses) related to CSEs	(2)	16	(18)	25	(16)
Other gains (losses) reported in net investment gains (losses) on GAAP basis	50	(257)	(53)	(52)	(35)

Net investment gains (losses) — GAAP basis	$(14)	$(342)	$(84)	$(99)	$(155)

	For the Three Months Ended
	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011

Derivative gains (losses) — in above yield table	$1,322	$(311)	$(1,615)	$(386)	$293
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	61	62	36	39	55
Equity method operating joint ventures	97	—	28	23	-
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	1	5	8	8	8
Settlement of foreign currency earnings hedges	—	—	—	1	(4)

Net derivative gains (losses) — GAAP basis	$1,481	$(244)	$(1,543)	$(315)	$352

(4)	Investment income includes prepayment fees.

(5)	Other invested assets is principally comprised of freestanding derivatives with positive estimated fair values and leveraged leases. Freestanding derivatives with negative estimated fair values are included within other liabilities. However, the accruals of settlement payments in other liabilities are included in net investment income for GAAP. As yield is not considered a meaningful measure of performance for other invested assets, it has been excluded from the above yield table.

METLIFE, INC.
INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	At or For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011

Fixed Maturity Securities
Yield (1)	5.54%	5.63%	5.54%	4.91%	4.93%
Investment income (2), (3)	$6,053	$9,289	$12,567	$3,693	$7,487
Investment gains (losses) (3)	(193)	(258)	(255)	(163)	(268)
Ending carrying value (2), (3)	247,098	261,988	325,391	334,409	342,607

Mortgage Loans
Yield (1)	5.48%	5.50%	5.51%	5.54%	5.52%
Investment income (3), (4)	1,366	2,078	2,821	759	1,524
Investment gains (losses) (3)	(17)	20	22	47	115
Ending carrying value (3)	51,070	52,770	55,457	55,061	56,927

Real Estate and Real Estate Joint Ventures
Yield (1)	0.52%	1.28%	1.10%	2.83%	3.85%
Investment income	18	66	77	57	156
Investment gains (losses) (3)	(39)	(40)	(40)	29	76
Ending carrying value	6,841	6,990	8,030	8,042	8,234

Policy Loans
Yield (1)	6.66%	6.50%	6.38%	5.42%	5.41%
Investment income	333	488	649	160	320
Ending carrying value	10,047	10,089	11,761	11,872	11,858

Equity Securities
Yield (1)	4.36%	3.84%	4.40%	3.45%	4.70%
Investment income	64	83	128	30	78
Investment gains (losses)	101	100	104	36	(34)
Ending carrying value	2,738	2,861	3,602	3,584	3,238

Other Limited Partnership Interests
Yield (1)	14.93%	13.75%	14.99%	15.14%	12.52%
Investment income	426	596	879	243	402
Investment gains (losses)	(11)	(15)	(18)	3	8
Ending carrying value	5,856	5,948	6,416	6,409	6,453

Cash and Short-term Investments
Yield (1)	0.37%	0.39%	0.46%	0.94%	0.93%
Investment income	28	48	81	43	84
Investment gains (losses)	1	1	2	—	1
Ending carrying value (3)	20,341	26,019	22,302	19,455	22,026

Other Invested Assets (5)
Investment income	320	395	492	12	177
Investment gains (losses) (3)	75	8	(8)	4	(3)
Ending carrying value	15,571	16,558	15,430	13,693	14,900

Total Investments
Investment income yield (1)	5.39%	5.36%	5.30%	4.81%	4.89%
Investment fees and expenses yield	(0.14)	(0.14)	(0.14)	(0.12)	(0.13)

Net Investment Income Yield (1), (3)	5.25%	5.22%	5.16%	4.69%	4.76%

Investment income	$8,608	$13,043	$17,694	$4,997	$10,228
Investment fees and expenses	(217)	(338)	(465)	(128)	(266)

Net Investment Income (3)	$8,391	$12,705	$17,229	$4,869	$9,962

Ending Carrying Value (3)	$359,562	$383,223	$448,389	$452,525	$466,243

Gross investment gains	$687	$899	$1,200	$290	$638
Gross investment losses	(449)	(664)	(848)	(243)	(533)
Writedowns	(321)	(419)	(545)	(91)	(210)

Investment Portfolio Gains (Losses) (3)	(83)	(184)	(193)	(44)	(105)
Investment portfolio gains (losses) income tax (expense) benefit	19	48	53	15	38

Investment Portfolio Gains (Losses), Net of Income Tax	$(64)	$(136)	$(140)	$(29)	(67)

Derivative Gains (Losses) (3)	$1,312	$1,001	$(614)	$(386)	$(93)

Derivative gains (losses) income tax (expense) benefit	(529)	(408)	160	132	28

Derivative Gains (Losses), Net of Income Tax	$783	$593	$(454)	$(254)	$(65)

(1)	Yields are based on average of quarterly asset carrying values, excluding recognized and unrealized investment gains (losses); collateral received from counterparties associated with our securities lending program; the effects of consolidating under GAAP certain VIEs that are treated as CSEs; and effective October 1, 2010, contractholder-directed unit-linked investments. Yields also exclude the investment income recognized on investments held by CSEs and effective October 1, 2010, contractholder-directed unit-linked investments.

(2)	Fixed maturity securities includes $2,901 million, $3,756 million, $594 million, $745 million and $863 million in ending carrying value, and $23 million, $217 million, $234 million, $28 million and $44 million of investment income related to trading and other securities at or for the year-to-date period ended June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011, respectively.

(3)	Certain measures in this yield table vary from the most directly comparable measures presented in accordance with GAAP. The reconciliation of the yield table measures to the most directly comparable measures presented in accordance with GAAP are: 1) Fixed maturity securities ending carrying value excludes contractholder-directed unit-linked investments of $17,794 million, $18,459 million and $18,690 million at December 31, 2010, March 31, 2011 and June 30, 2011, respectively; 2) Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs which are accounted for under the fair value option as follows: trading and other securities (included within fixed maturity securities in the yield table above) of $257 million, $231 million, $201 million, $161 million and $147 million, mortgage loans of, $7,107 million, $7,093 million, $6,840 million, $6,771 million and $6,697 million and cash and short-term investments of $27 million, $47 million, $39 million, $59 million and $21 million at June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011, respectively; 3) Net investment income adjustments as presented on page 5 within the reconciliation to Net Income; 4) Investment portfolio gains (losses) presented in the above yield table and GAAP net investment gains (losses) adjustments as presented below; and 5) Derivative gains (losses) presented in the above yield table and GAAP net derivative gains (losses) adjustments as presented below:

	For the Year-to-Date Period Ended
	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011

Investment portfolio gains (losses) — in above yield table	$(83)	$(184)	$(193)	$(44)	$(105)
Real estate discontinued operations	(10)	(10)	(14)	(28)	(71)
Net investment gains (losses) related to certain CSEs	8	24	6	25	9
Other gains (losses) reported in net investment gains (losses) on GAAP basis	103	(154)	(207)	(52)	(87)

Net investment gains (losses) — GAAP basis	$18	$(324)	$(408)	$(99)	$(254)

	For the Year-to-Date Period Ended
	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011

Derivative gains (losses) — in above yield table	$1,312	$1,001	$(614)	$(386)	$(93)
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	110	172	208	39	94
Equity method operating joint ventures	102	102	130	23	23
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(2)	3	11	8	16
Settlement of foreign currency earnings hedges	—	—	—	1	(3)

Net derivative gains (losses) — GAAP basis	$1,522	$1,278	$(265)	$(315)	$37

(4)	Investment income includes prepayment fees.

(5)	Other invested assets is principally comprised of freestanding derivatives with positive estimated fair values and leveraged leases. Freestanding derivatives with negative estimated fair values are included within other liabilities. However, the accruals of settlement payments in other liabilities are included in net investment income for GAAP. As yield is not considered a meaningful measure of performance for other invested assets, it has been excluded from the above yield table.

METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)

	June 30, 2010		September 30, 2010		December 31, 2010		March 31, 2011		June 30, 2011
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$3,058	46.2%	$2,028	44.3%	$4,268	64.9%	$4,806	72.8%	$3,315	62.1%
20% or more for less than six months	595	9.0%	285	6.2%	368	5.6%	446	6.8%	825	15.5%
20% or more for six months or greater	2,964	44.8%	2,267	49.5%	1,944	29.5%	1,344	20.4%	1,197	22.4%

Total Gross Unrealized Losses	$6,617	100.0%	$4,580	100.0%	$6,580	100.0%	$6,596	100.0%	$5,337	100.0%

Total Gross Unrealized Gains	$13,917		$19,264		$13,760		$13,208		$16,178

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE EQUITY SECURITIES AVAILABLE-FOR-SALE (1)

	June 30, 2010		September 30, 2010		December 31, 2010		March 31, 2011		June 30, 2011
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$65	20.3%	$66	28.9%	$71	29.5%	$74	34.9%	$42	36.5%
20% or more for less than six months	129	40.3%	25	11.0%	22	9.1%	18	8.5%	4	3.5%
20% or more for six months or greater	126	39.4%	137	60.1%	148	61.4%	120	56.6%	69	60.0%

Total Gross Unrealized Losses	$320	100.0%	$228	100.0%	$241	100.0%	$212	100.0%	$115	100.0%

Total Gross Unrealized Gains	$105		$157		$222		$283		$225

(1)	The Company’s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

METLIFE, INC.
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE
BY SECTOR AND QUALITY DISTRIBUTION

		June 30, 2010		September 30, 2010		December 31, 2010		March 31, 2011		June 30, 2011
Unaudited (In millions)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$76,164	31.2%	$80,266	31.1%	$91,772	28.3%	$93,549	28.0%	$96,797	28.3%
Foreign corporate securities		40,609	16.6%	44,723	17.3%	67,888	20.9%	68,697	20.6%	70,538	20.6%
Foreign government securities		12,355	5.1%	13,519	5.2%	42,002	12.9%	45,189	13.6%	49,246	14.4%
Residential mortgage-backed securities		42,750	17.5%	45,900	17.9%	44,733	13.8%	45,007	13.5%	43,550	12.8%
U.S. Treasury and agency securities		32,862	13.5%	34,360	13.3%	33,304	10.2%	35,479	10.6%	35,565	10.4%
Commercial mortgage-backed securities		15,984	6.5%	15,533	6.0%	20,675	6.4%	19,785	5.9%	19,518	5.7%
Asset-backed securities		14,410	5.9%	14,300	5.5%	14,287	4.4%	14,990	4.5%	14,857	4.4%
State and political subdivision securities		9,048	3.7%	9,614	3.7%	10,129	3.1%	10,961	3.3%	11,669	3.4%
Other fixed maturity securities		15	0.0%	17	0.0%	7	0.0%	7	0.0%	4	0.0%

Total fixed maturity securities available-for-sale		$244,197	100.0%	$258,232	100.0%	$324,797	100.0%	$333,664	100.0%	$341,744	100.0%

NAIC RATING	RATING AGENCY DESIGNATION
1	Aaa / Aa / A	$162,305	66.5%	$170,900	66.2%	$231,198	71.2%	$236,943	71.0%	$239,320	70.0%
2	Baa	61,112	25.0%	65,900	25.5%	68,729	21.2%	71,582	21.5%	76,483	22.4%
3	Ba	12,768	5.2%	13,284	5.2%	15,290	4.7%	15,428	4.6%	15,337	4.5%
4	B	6,918	2.8%	7,014	2.7%	8,308	2.6%	8,391	2.5%	8,585	2.5%
5	Caa and lower	910	0.4%	836	0.3%	1,142	0.3%	1,172	0.4%	1,121	0.3%
6	In or near default	184	0.1%	298	0.1%	130	0.0%	148	0.0%	898	0.3%

Total fixed maturity securities available-for-sale (1)		$244,197	100.0%	$258,232	100.0%	$324,797	100.0%	$333,664	100.0%	$341,744	100.0%

(1)	Amounts presented are based on rating agency designations and equivalent ratings of the National Association of Insurance Commissioners (“NAIC”), except as described below. Amounts presented for certain structured securities (i.e., residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities), held by the Company’s insurance subsidiaries that file NAIC statutory financial statements are based on final ratings from revised NAIC rating methodologies which became effective December 31, 2009 (for residential mortgage-backed securities, including residential mortgage-backed securities backed by sub-prime mortgage loans reported within asset-backed securities) and December 31, 2010 (for commercial mortgage-backed securities and all other asset-backed securities). These final NAIC ratings may not correspond to the rating agency designations. The rating agency designations are based on availability of applicable ratings from those rating agencies on the NAIC acceptable rating organizations list.
SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES

	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011

Traditional (2), (3)	$4,114	$4,223	$5,171	$5,611	$5,709
Real estate joint ventures and funds	2,576	2,624	2,707	2,266	2,356

Subtotal	6,690	6,847	7,878	7,877	8,065
Foreclosed	151	143	152	165	169

Total Real Estate and Real Estate Joint Ventures	$6,841	$6,990	$8,030	$8,042	$8,234

(2)	Includes wholly-owned real estate and operating real estate joint ventures.

(3)	Includes real estate held-for-sale and held-for-investment.

METLIFE, INC.
SUMMARY OF MORTGAGE LOANS

	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011

Commercial mortgage loans	$35,040	$36,088	$37,818	$38,087	$39,050
Agricultural mortgage loans	12,380	12,598	12,751	12,761	12,981
Residential mortgage loans	1,734	1,910	2,231	2,399	2,657
Mortgage loans held-for-sale	2,650	2,840	3,321	2,435	2,805

Total Mortgage Loans	51,804	53,436	56,121	55,682	57,493
Valuation allowances	(734)	(666)	(664)	(621)	(566)

Total Mortgage Loans, net (1)	$51,070	$52,770	$55,457	$55,061	$56,927

(1)	Excludes the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities. See page 36, note 3 for the amount excluded for each period presented.
SUMMARY OF COMMERCIAL MORTGAGE LOANS
BY REGION AND PROPERTY TYPE

	June 30, 2010		September 30, 2010		December 31, 2010		March 31, 2011		June 30, 2011
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

South Atlantic	$7,608	21.7%	$7,756	21.5%	$8,016	21.2%	$8,035	21.1%	$8,429	21.5%
Pacific	8,506	24.3%	8,653	24.0%	8,974	23.7%	8,329	21.9%	8,078	20.7%
Middle Atlantic	6,085	17.4%	6,405	17.7%	6,484	17.1%	6,674	17.5%	7,278	18.6%
International	3,618	10.3%	3,597	10.0%	4,214	11.1%	4,773	12.5%	4,711	12.1%
West South Central	3,012	8.6%	2,971	8.2%	3,266	8.6%	3,336	8.8%	3,322	8.5%
East North Central	2,504	7.1%	3,005	8.4%	3,066	8.1%	2,926	7.7%	3,189	8.2%
New England	1,423	4.1%	1,422	3.9%	1,531	4.1%	1,730	4.5%	1,758	4.5%
Mountain	907	2.6%	906	2.5%	884	2.3%	915	2.4%	911	2.3%
West North Central	663	1.9%	660	1.8%	666	1.8%	654	1.7%	650	1.7%
East South Central	460	1.3%	459	1.3%	461	1.2%	460	1.2%	467	1.2%
Other	254	0.7%	254	0.7%	256	0.8%	255	0.7%	257	0.7%

Total	$35,040	100.0%	$36,088	100.0%	$37,818	100.0%	$38,087	100.0%	$39,050	100.0%

Office	$15,296	43.7%	$15,973	44.3%	$16,857	44.6%	$16,728	43.9%	$17,951	46.0%
Retail	8,032	22.9%	8,278	22.9%	9,215	24.3%	9,217	24.2%	8,901	22.8%
Apartments	3,668	10.4%	3,753	10.4%	3,630	9.6%	3,536	9.3%	3,755	9.6%
Hotel	3,111	8.9%	3,078	8.6%	3,089	8.2%	3,223	8.5%	3,135	8.0%
Industrial	2,893	8.3%	2,905	8.0%	2,910	7.7%	3,138	8.2%	3,046	7.8%
Other	2,040	5.8%	2,101	5.8%	2,117	5.6%	2,245	5.9%	2,262	5.8%

Total	$35,040	100.0%	$36,088	100.0%	$37,818	100.0%	$38,087	100.0%	$39,050	100.0%

METLIFE, INC.
APPENDIX
RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2010	2010	2010	2011	2011	2010	2011

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$945	$988	$1,239	$1,448	$1,360	$1,839	$2,808
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(14)	(342)	(84)	(99)	(155)	18	(254)
Net derivative gains (losses)	1,481	(244)	(1,543)	(315)	352	1,522	37
Universal life and investment-type product policy fees:
Unearned revenue adjustments	7	—	(5)	(3)	1	6	(2)
GMIB fees	52	54	56	58	58	100	116
Net investment income:
Investment hedge adjustments	(61)	(62)	(36)	(39)	(55)	(110)	(94)
Income from discontinued real estate operations	(4)	11	(3)	(2)	—	(7)	(2)
Joint venture adjustments	(97)	—	(28)	(23)	—	(102)	(23)
Unit-linked contract income	—	—	211	419	(32)	—	387
Securitization entities income	103	103	99	92	92	209	184
Other revenues — Settlement of foreign currency earnings hedges	—	—	—	(1)	4	—	3
Policyholder benefits and dividends:
PDO adjustments	—	—	—	—	—	—	—
Inflation adjustments and pass through adjustments	(150)	(174)	42	(10)	(197)	(174)	(207)
GMIB costs	209	(235)	(230)	(145)	(10)	73	(155)
Market value adjustments	—	—	—	(2)	(1)	—	(3)
Interest credited to policyholder account balances:
PAB hedge adjustments	(1)	(5)	(8)	(8)	(8)	2	(16)
Unit-linked contract costs	—	—	(211)	(435)	77	—	(358)
Amortization of DAC and VOBA:
Related to NIGL and NDGL	(212)	(37)	138	30	(124)	(226)	(94)
Related to GMIB fees and GMIB costs	(100)	55	93	37	(4)	(64)	33
Related to market value adjustments	—	—	—	—	—	—	—
Amortization of negative VOBA — Related to market value adjustments	—	—	7	19	19	—	38
Interest expense — Securitization entities debt expense	(103)	(103)	(99)	(92)	(92)	(209)	(184)
Other expenses:
Noncontrolling interest	(12)	4	2	7	(9)	(13)	(2)
Regulatory implementation costs	—	—	—	(1)	(10)	—	(11)
Business combinations	(36)	(46)	(101)	(68)	(126)	(65)	(194)
Provision for income tax (expense) benefit	(471)	351	528	187	61	(435)	248

Income (loss) from continuing operations, net of income tax	1,536	318	67	1,054	1,201	2,364	2,255
Income (loss) from discontinued operations, net of income tax	11	2	18	(41)	29	17	(12)

Net income (loss)	1,547	320	85	1,013	1,230	2,381	2,243
Less: Net income (loss) attributable to noncontrolling interest	(10)	4	3	7	(7)	(11)	—

Net income (loss) attributable to MetLife, Inc.	1,557	316	82	1,006	1,237	2,392	2,243
Less: Preferred stock dividends	31	30	31	30	31	61	61
Less: Preferred stock redemption premium	—	—	—	146	—	—	146

Net income (loss) available to MetLife, Inc.’s common shareholders	$1,526	$286	$51	$830	$1,206	$2,331	$2,036